                                                                      EXHIBIT 25
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                 ---------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                 ---------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


           NEW YORK                                        13-5160382
(State of incorporation                      (I.R.S, employer if not a national
bank) identification no.)

ONE WALL STREET, NEW YORK, N.Y.                              10286
(Address of principal executive offices)                   (Zip Code)

                                 ---------------

                      VALEANT PHARMACEUTICALS INTERNATIONAL

           DELAWARE                                        33-0628076
(State or other jurisdiction of               (I.R.S. Employer incorporation or
           organization)                              Identification No.)

3300 HYLAND AVENUE
Costa Mesa, CA                                                 92626
(Address of principal executive offices)                     (Zip Code)

                                 ---------------

                                 RIBAPHARM INC.

           DELAWARE                                        95-4805655
(State or other jurisdiction of                (I.R.S. Employer incorporation or
           organization)                                 Identification No.)

3300 HYLAND AVENUE
COSTA MESA, CA                                                 92626
(Address of principal executive offices)                     (Zip Code)

                  3.0% CONVERTIBLE SUBORDINATED NOTES DUE 2010
                  4.0% CONVERTIBLE SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                         Name                                       Address
                         ----                                       -------
            Superintendent of Banks of the                2 Rector Street,
            State of New York                             New York, N.Y. 10006, and
                                                          Albany, N.Y. 12203

            Federal Reserve Bank of New York              33 Liberty Plaza,
                                                          New York, NY. 10045

            Federal Deposit Insurance Corporation         Washington, D.C. 20429

            New York Clearing House Association           New York, New York 10005

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Yes.

2.    AFFILIATIONS WITH THE OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.229.10
      (d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1. filed with Registration Statement No. 33-31019).

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of January, 2004.

                                THE BANK OF NEW YORK


                                By     /s/ John Guiliano
                                       ---------------------
                                       John Guiliano
                                       Authorized Signer

                                                                       EXHIBIT 7
--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                       Dollar Amounts
ASSETS                                                  In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin ..................................          $ 3,688,426
  Interest-bearing balances ...................            4,380,259
Securities:
  Held-to-maturity securities .................              270,396
  Available-for-sale securities ...............           21,509,356
Federal funds sold in domestic offices ........            1,269,945
Securities purchased under agreements to resell            5,320,737
Loans and lease financing receivables:
Loans and leases held for sale ................              629,178
Loans and-leases, net of unearned
  income ......................................           38,241,326
LESS: Allowance for loan and
  lease losses ................................              813,502
Loans and leases, net of unearned
  income and allowance ........................           37,427,824
Trading Assets ................................            6,323,529
Premises and fixed assets (including
  capitalized leases) .........................              938,488
Other real estate owned .......................                  431
Investments in unconsolidated subsidiaries
  and associated companies ....................              256,230
Customers' liability to this bank on
  acceptances,outstanding .....................              191,307
Intangible assets
  Goodwill ....................................            2,562,478
  Other intangible assets .....................              798,536
Other assets ..................................            6,636,012
                                                         -----------
Total assets ..................................          $92,203,132
                                                         ===========

LIABILITIES
DEPOSITS:
   In domestic offices ........................          $35,637,801
   Noninterest-bearing ........................           15,795,823
   Interest-bearing ...........................           19,841,978
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ...................           23,759,599
   Noninterest-bearing ........................              599,397
   Interest-bearing ...........................           23,160,202
Federal funds purchased in domestic offices ...              464,907
Securities sold under agreements to
  repurchase ..................................              693,638
Trading liabilities ...........................            2,634,445
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) .......           11,168,402
Bank's liability on acceptances executed and
  outstanding .................................              193,690
Subordinated notes and debentures .............            2,390,000
Other liabilities .............................            6,573,955
                                                         -----------
Total liabilities .............................          $83,516,437
                                                         ===========
Minority interest in consolidated subsidiaries               519,418

EQUITY CAPITAL
Perpetual preferred stock and related surplus .                    0
Common stock ..................................            1,135,284
Surplus .......................................            2,057,234
Retained earnings .............................            4,892,597
Accumulated other comprehensive income ........               82,162
Other equity capital components ...............                    0
Total equity capital ..........................            8,167,277
                                                         -----------
Total liabilities minority interest and equity
  capital .....................................          $92,203,132
                                                         ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                     Thomas J. Mastro,
                                Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell        ]           Directors
Alan R. Griffith